Exhibit 10.37

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of August 1, 2014, among Consolidated-Tomoka Land Co., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement, dated as of February 27, 2012, a First Amendment to Credit Agreement dated as of September 20, 2012, and a Second Amendment to Credit Agreement dated as of March 29, 2013 (such Credit Agreement, as amended, being referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower has requested the Administrative Agent and the Lenders agree to, among other things, increase the Revolving Credit Commitment and extend the stated Revolving Credit Termination Date and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. The definition of “LIBOR01 Page” contained in Section 1.4(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“LIBOR01 Page” means the display designated as “LIBOR01 Page” on the Reuters Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market).

1.2. The reference to “0.25%” in clause (x) of the first sentence of Section 2.1(a) of the Credit Agreement is hereby amended to read “0.20%” and the reference to “0.35%” in clause (y) of the first sentence of Section 2.1(a) of the Credit Agreement is hereby amended to read “0.25%”.

1.3. The period at the end of Section 4.1 is hereby deleted and the following is added to the end of that Section:

; provided, however, that, with respect to any Guarantor, Hedging Liability guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.

1.4. The schedule set forth in the definition of “Applicable Margin” in Section 5.1 is hereby amended and restated in its entirety as follows:

LEVEL	TOTAL INDEBTEDNESS TO TOTAL ASSET VALUE RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EURODOLLAR LOANS AND LETTER OF CREDIT FEE SHALL BE:

I	Less than or equal to 0.25 to 1.00	0.35%	1.35%

II	Less than or equal to 0.35 to 1.00, but greater than 0.25 to 1.00	0.50%	1.50%

III	Less than or equal to 0.45 to 1.00, but greater than 0.35 to 1.00	0.75%	1.75%

IV	Greater than 0.45 to 1.00	1.00%	2.00%

1.5. The definition of “Assets Under Development” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Assets Under Development” means any real property under construction (excluding any completed Property under minor renovation) until such property has received a certificate of occupancy.

1.6. The definition of “Borrowing Base Requirements” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Borrowing Base Requirements” means with respect to the calculation of the Borrowing Base, collectively that (a) at all times such calculation shall be based on no less than nine (9) Eligible Properties; (b) the Borrowing Base Value shall at all times be equal to or in excess of $75,000,000; (c) no more than 35% of the Borrowing Base Value may be comprised of Eligible Properties which are not used as retail Properties; (d) no more than 20% of the Borrowing Base Value may be comprised of any one Eligible Property; (e) no more than 20% of Borrowing Base Value may be from any single Tenant unless such Tenant’s Rating is equal to or better than BBB-/Baa3 from S&P or Moody’s, respectively, (f) no more than 30% of Borrowing Base Value may be comprised of Permitted Ground Lease Investments and (g) no more than 20% of the Borrowing Base Value may be comprised of Eligible Properties which are hotels, motels or resorts.

1.7. The definition of “Capitalization Rate” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Capitalization Rate” means (i) 6.5% for retail Properties occupied by tenants operating as banking facility branches of national banks maintaining a A- or A3 Rating or better from S&P’s or Moody’s, respectively, with a remaining lease term of at least ten (10) years, (ii) 7.5% for single tenant retail Properties occupied by tenants maintaining a BBB- or Baa3 Rating or better from S&P’s or Moody’s, respectively, with a remaining lease term of at least ten (10) years, (iii) 8.0% for all other retail Properties not covered under the foregoing clauses (i) and (ii), (iv) 8.25% for office Properties, (v) 9.25% for hotels, motels or resorts and (vi) 10% for all other Properties not covered under the foregoing clauses (i), (ii), (iii), (iv) or (v).

1.8. The definition of “Debt Service Coverage Amount” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Debt Service Coverage Amount” means the principal amount of a loan that would be serviced by the Borrowing Base NOI for the Rolling Period most recently ended for which financial statements have been delivered pursuant to Section 8.5 hereof at a debt service coverage ratio of 1.50 to 1.00 with interest and principal payments (in each case assuming a 30-year amortization) at the greater of (i) 7.0% per annum, (ii) a Eurodollar Loan with an Interest Period of one (1) month (including the Applicable Margin) and (iii) the 10-year treasury rate on the last day of such period plus 2.5%; provided that Borrowing Base NOI shall be reduced by excluding any Property NOI attributable to Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements.

1.9 Clause (d) of the definition of “Fixed Charges” in Section 5.1 is hereby amended and restated in its entirety as follows:

(d) any repurchases of the Borrower’s equity securities by Borrower or an Affiliate in excess of $2,000,000 in the aggregate during the Rolling Period, plus

1.10. The definition of “Revolving Credit Commitment” in Section 5.1 is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and

Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders, in the aggregate, is equal to $75,000,000 on the Third Amendment Effective Date.

1.11. The reference to “March 31, 2016” in clause (i) of the definition of “Revolving Credit Termination Date” in Section 5.1 is hereby amended and restated to read “August 1, 2018”.

1.12. Section 5.1 is hereby amended to insert the following definitions in proper alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 1.13 hereof) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 12.1 amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 12.1(b) or Section 12.1(d), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Indemnified Taxes” means (a) all Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 1.13 hereof).

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including back up withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Third Amendment Effective Date” means August 1, 2014.

1.13. The reference to “$1,500,000,000” in clause (ii) of Section 8.8(f) is hereby amended and restated to read “$750,000,000”.

1.14. The reference to “15%” in Section 8.8(l) is hereby amended and restated to read “25%”.

1.15. The reference to “25%” in Section 8.8(m) is hereby amended and restated to read “20%”.

1.16. Section 8.8(o) is hereby amended and restated in its entirety as follows:

(o) investments in Land Assets and Land Assets contributed to joint ventures and up to $3,500,000 to be invested in Indigo Community Development District (“CDD”) bonds in Indigo CDD series 1999A, 1999C and 2005A in an amount not to exceed in the aggregate at any one time outstanding 20% of Total Asset Value of the Borrower and its Subsidiaries.

1.17. The reference to “25%” in the first sentence in the last paragraph of Section 8.8 is hereby amended and restated to read “30%”.

1.18. Section 10.3 is hereby amended and restated to read as follows:

Section 10.3. Increased Cost and Reduced Return. (a) If any Change in Law shall:

(i) subject any Lender (or its Lending Office) or the L/C Issuer to any Tax (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) with respect to its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or the L/C Issuer of the principal of or interest on its Eurodollar Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the basis or rate of (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes); or

(ii) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or the L/C Issuer or shall impose on any Lender (or its Lending Office) or the L/C Issuer or on the interbank market any other condition affecting its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or the L/C Issuer of making or maintaining any Eurodollar Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or the L/C Issuer under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender or L/C Issuer to be material, then, within 15 days after demand by such Lender or L/C Issuer (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender or L/C Issuer such additional amount or amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction.

(b) If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or L/C Issuer or any lending office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by any L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the policies of such Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender or

L/C Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.

(c) A certificate of a Lender or L/C Issuer claiming compensation under Sections 1.11, 10.1, 10.3 and 12.1 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined. In determining such amount, such Lender or L/C Issuer may use any reasonable averaging and attribution methods.

(d) Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

1.19. Section 12.1 is hereby amended and restated to read as follows:

Section 12.1. Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future Indemnified Taxes. If any such withholding is so required, the Borrower or such Guarantor shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, the L/C Issuer, and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender, L/C Issuer, or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent, the L/C Issuer, or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrower or such Guarantor shall reimburse the Administrative Agent, the L/C Issuer or such Lender for that payment on demand in the currency in which such payment was made.

(b) U.S. Withholding Tax Exemptions. Each Lender or L/C Issuer that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder, two duly completed and signed copies of (i) either Form W-8 BEN-E (relating to such Lender or L/C Issuer and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a Form W-8 BEN-E, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Lender and L/C Issuer shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Administrative Agent, to such Lender or L/C Issuer and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrower or the Administrative Agent, each Lender and L/C Issuer that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

(c) Inability of Lender to Submit Forms. If any Lender or L/C Issuer determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender or L/C Issuer is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Lender or L/C Issuer is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or L/C Issuer shall promptly notify the Borrower and Administrative Agent of such fact and the Lender or L/C Issuer shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

(d) Compliance with FATCA. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower or any Guarantor to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.11 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).

(f) Treatment of Certain Refunds. If any Lender or L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any taxes as to which indemnification or additional amounts have been paid to it by the Borrower or a Guarantor pursuant to this Section 12.1, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender or L/C Issuer and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower or such Guarantor, upon the request of such Lender or L/C Issuer, agrees to promptly repay the amount paid over with respect to such refund (plus any penalties, interest or other charges imposed by the relevant Governmental

Authority) to such Lender or L/C Issuer in the event such Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority. Nothing herein contained shall interfere with the right of a Lender or L/C Issuer to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or L/C Issuer to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or any other confidential information or require any Lender or L/C Issuer to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(g) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or a Guarantor to a Governmental Authority pursuant to this Section, the Borrower or such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

1.20. The following new Section 12.27 is added to the Credit Agreement:

Section 12.27. Other Taxes. The Borrower agrees to pay on demand, and indemnify and hold the Administrative Agent, the Lenders, and the L/C Issuer harmless from, any Other Taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

1.21. The following new Section 13.10 is added to the Credit Agreement:

Section 13.10. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until discharged in accordance with Section 13.3. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.22. Exhibit A to the form of Borrowing Base Certificate attached to the Credit Agreement is hereby replaced by Exhibit A attached hereto.

1.23. Schedule I to the form of Compliance Certificate attached to the Credit Agreement is hereby replaced by Exhibit B attached hereto.

1.24 Schedule I attached to the Credit Agreement is hereby replaced by Exhibit C attached hereto.

1.25 Schedules 6.2, 6.11, 6.12, 6.17, 6.23 and 6.26 to the Credit Agreement are hereby replaced by Exhibit D, E, F, G, H and I attached hereto, respectively.

SECTION 2.	RELEASE.

The Administrative Agent and the Lenders party hereto hereby agree that the Guaranties (the “Released Guaranties”) provided by Indigo Clermont LLC and Indigo Group LTD (the “Released Guarantors”) are hereby terminated as of the Third Amendment Effective Date, that the Released Guarantors shall have no further obligations, duties or liabilities under the Released Guaranties and the Administrative Agent and the Lenders party hereto hereby release, waive and forever discharge the Released Guarantors from all obligations, duties or liabilities of whatever nature arising under or in connection with the Released Guaranties.

SECTION 3.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1. The Borrower, the Guarantors, all Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

3.2 The Administrative Agent shall have received a written opinion of counsel to the Borrower and each Material Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent;

3.3 The Administrative Agent shall have received a written certificate of an Authorized Representative of Borrower that (i) either affirms that there have been no change to Borrower’s articles of incorporation and bylaws or attaches any amendments to Borrower’s articles of incorporation and/or bylaws and (ii) attaches thereto a copy of the certificate of good standing for the Borrower (dated no earlier than thirty (30) days prior to the date hereof) from the office of the secretary of state of its incorporation and of each state in which it is required to the qualified to do business as a foreign corporation or organization and resolutions of the Borrower’s Board of Directors (or similar governing body) authorizing the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement as amended by this Amendment, together with specimen signatures of the persons authorized to execute such documents on the Borrower’s behalf.

3.4 The Administrative Agent shall have received a written certificate of the Secretary, Assistant Secretary or other appropriate representative of each Material Subsidiary that (i) either affirms that there has been no change such Material Subsidiary’s articles of incorporation and/or bylaws or attaches any amendments to such Material Subsidiary’s articles of incorporation and bylaws and (ii) attaches thereto a copy of the certificate of good standing for the such Material Subsidiary (dated no earlier than thirty (30) days prior to the date hereof) from the office of the secretary of state of its incorporation and of each state in which it is required to the qualified to do business as a foreign corporation or organization.

3.5 The Administrative Agent shall have received an executed Additional Guarantor Supplement from the additional Material Subsidiaries of the Borrower, Bluebird Arrowhead Phoenix LLC, Bluebird Germantown MD, LLC, Bluebird Renton WA LLC and Golden Arrow Daytona ISB LLC.

3.6. Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 4.	CONDITIONS SUBSEQUENT.

On or before the date that is five (5) Business Days after the date of this Amendment, Borrower shall deliver to the Administrative Agent a written opinion of corporate counsel to the Borrower and each Material Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.	REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 6.	MISCELLANEOUS.

6.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

6.2. The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

6.3. Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect. Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

6.4. This Amendment is a Loan Document. The modifications to Applicable Margins set forth in Section 1.4 of this Amendment shall be applicable on and after the date all conditions precedent set forth in Section 3 above have been satisfied and the Applicable Margins shall initially be determined utilizing the Compliance Certificate delivered on the Third Amendment Effective Date until the next Pricing Date. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original. This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

CONSOLIDATED-TOMOKA LAND CO., a Florida corporation

By	/s Mark E. Patten
	Name	Mark E. Patten
	Title	Senior Vice President and Chief Financial Officer

“GUARANTORS”

INDIGO DEVELOPMENT LLC, a Florida limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation
Its Managing Member

	By	/s Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and Chief Financial Officer

INDIGO SANFORD LLC, a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company,
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s Mark E. Patten
			Name:	Mark E. Patten
			Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

INDIGO MELBOURNE LLC, a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s Mark E. Patten
			Name:	Mark E. Patten
			Title:	Senior Vice President and Chief Financial Officer

BLUEBIRD ARROWHEAD PHOENIX LLC, a Delaware limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation
Its Managing Member

		By	/s Mark E. Patten
			Name:	Mark E. Patten
			Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

INDIGO HENRY LLC, a Florida limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

	By	/s Mark E. Patten
	Name:	Mark E. Patten
	Title:	Senior Vice President and Chief Financial Officer

INDIGO MALLARD CREEK LLC, a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s Mark E. Patten
			Name:	Mark E. Patten
			Title:	Senior Vice President and Chief Financial Officer

BLUEBIRD GERMANTOWN MD LLC a Delaware limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation
Its Managing Member

	By	/s Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

BLUEBIRD RENTON WA LLC a Delaware limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation
Its Managing Member

	By	/s Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and Chief Financial Officer

GOLDEN ARROW DAYTONA ISB LLC a Delaware limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation
Its Managing Member

	By	/s Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

Accepted and agreed to.

“ADMINISTRATIVE AGENT” AND “L/C ISSUER”

BANK OF MONTREAL, as L/C Issuer, Swing Line Lender and as Administrative Agent

By	/s Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

“LENDERS”

BANK OF MONTREAL

By	/s Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By	/s Dawn Dorsey
	Name:	Dawn Dorsey
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s Steven J. Markowski
	Name:	Steven J. Markowski
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

EXHIBIT A TO THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A is attached to the Borrowing Base Certificate of Consolidated-Tomoka Land Co. for the Borrower Base Determination Date of              , 20     and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement dated February 27, 2012, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Borrowing Base Value as of the Borrowing Base Determination Date set forth above:

[Insert Calculation or attach Schedule with exclusions for concentration limits]

BORROWING BASE VALUE OF ALL ELIGIBLE PROPERTIES:			$

BORROWING BASE REQUIREMENTS:

A.	Number of Properties

	1.	The number of Eligible Properties

	2.	Line A1 shall not be less than 9

	3.	The Borrower is in compliance (circle yes or no)		yes/no

B.	Borrowing Base Value

	1.	Borrowing Base Value	$

	2.	Line B1 shall not be less than $75,000,000

	3.	The Borrower is in compliance (circle yes or no)		yes/no

C.	Non-Retail Properties

	1.	Percent of Borrowing Base Value attributable to Non-Retail Properties			%

	2.	Line C1 shall not be greater than 35%

	3.	The Borrower is in compliance (circle yes or no)		yes/no

D.	Individual Eligible Property Value

	1.	The Percentage of Borrowing Base Value of each Eligible Property is set forth [above or on the attached Schedule] and the largest Borrowing Base Value or any Eligible Property is $ for the Eligible Property.

	2.	No Eligible Property comprises more than 20% of Borrowing Base Value

	3.	The Borrower is in compliance (circle yes or no)		yes/no

E.	Single Tenant Borrowing Base Value

	1.	The largest amount of Borrowing Base Value from a single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, is $ from .

	2.	No single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, comprises more than 20% of Borrowing Base Value

	3.	The Borrower is in compliance (circle yes or no)	yes/no

F.	Permitted Ground Lease Investments

	1.	Percent of Borrowing Base Value attributable to Permitted Ground Lease Investments		%

	2.	Line F1 shall not be greater than 30%

	3.	The Borrower is in compliance (circle yes or no)	yes/no

G.	Hotels, Motels and Resorts

	1.	Percent of Borrowing Base Value attributable to Hotels, Motels or Resorts		%

	2.	Line G1 shall not be greater than 20%

	3.	The Borrower is in compliance (circle yes or no)	yes/no

EXHIBIT B TO THIRD AMENDMENT TO CREDIT AGREEMENT

SCHEDULE I

TO COMPLIANCE CERTIFICATE

COMPLIANCE CALCULATIONS

FOR CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2012, AS AMENDED

CALCULATIONS AS OF             ,

A.	Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))

	1.	Total Indebtedness		$

	2.	Total Asset Value as calculated on Exhibit A hereto

	3.	Ratio of Line A1 to A2		:1.0

	4.	Line A3 must not exceed		0.55:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

B.	Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))

	1.	Secured Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit A hereto

	3.	Ratio of Line B1 to B2		:1.0

	4.	Line B3 must not exceed		0.35:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

C.	Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))

	1.	Net Income	$

	2.	Depreciation and amortization expense

	3.	Interest Expense

	4.	Income tax expense

	5.	Extraordinary, unrealized or non-recurring losses

	6.	Extraordinary, unrealized or non-recurring gains

	7.	Income tax benefits

	8.	Annual Capital Expenditure Reserve

	9.	Sum of Lines C2, C3, C4 and C5

	10.	Sum of Lines C6 and C7 and C8

	11.	Line C1 plus Line C9 minus Line C10 (“Adjusted EBITDA”)

	12.	Interest Expense

	13.	Principal Amortization Payments

	14.	Dividends

	15.	Stock Repurchases

	16.	Income Taxes Paid

	17.	Sum of Lines C12, C13, C14, C15 and C16 (“Fixed Charges”)

	18.	Ratio of Line C11 to Line C17		:1.0

	19.	Line C18 shall not be less than		1.75:1.0

	20.	The Borrower is in compliance (circle yes or no)		yes/no

D.	Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))

	1.	Secured Recourse Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit A hereto

	3.	Ratio of Line D1 to Line D2		:1.0

	4.	Line D3 shall not exceed		0.05:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

E.	Tangible Net Worth (Section 8.20(e))

	1.	Tangible Net Worth	$

	2.	Aggregate net proceeds of Stock and Stock Equivalent offerings

	3.	75% of Line E2

	4.	$93,243,118 plus Line E3

	5.	Line E1 shall not be less than Line E4

	6.	The Borrower is in compliance (circle yes or no)		yes/no

F.	Investments (Joint Ventures) (Section 8.8(j))

	1.	Cash Investments in Joint Ventures	$

	2.	Total Asset Value

	3.	Line F1 divided by Line F2

	4.	Line F3 shall not exceed 10% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

G.	Investments (Assets Under Development) (Section 8.8(k))

	1.	Assets Under Development	$

	2.	Total Asset Value

	3.	Line G1 divided by Line G2

	4.	Line G3 shall not exceed 7.5% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

H.	Investments (Mortgage Loans, Mezzanine Loans and Notes Receivable) (Section 8.8(l))

	1.	Mortgage Loans, Mezzanine Loans and Notes Receivable	$

	2.	Total Asset Value

	3.	Line H1 divided by Line H2

	4.	Line H3 shall not exceed 25% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

I.	Investments (Ground Leases) (Section 8.8(m))

	1.	Investments in Ground Leases other than Permitted Ground Lease Investments	$

	2.	Total Asset Value

	3.	Line I1 divided by Line I2

	4.	Line I3 shall not exceed 20% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

J.	Investments (Stock Repurchases) (Section 8.8(n))

	1.	Aggregate amount of Borrower’s stock repurchases	$

	2.	Line J1 shall not exceed $8,000,000

	3.	The Borrower is in compliance (circle yes or no)		yes/no

K.	Investments (Land Assets and CDD Bonds) (Section 8.8(o))

	1.	Land Assets	$

	2.	CDD Bonds

	3.	Line K1 plus Line K2

	4.	Total Asset Value

	5.	Line K3 divided by Line K4

	6.	Line K2 shall not exceed $3,500,000 and Line K5 shall not exceed 20% of Total Asset Value

	7.	The Borrower is in compliance (circle yes or no)		yes/no

L.	Aggregate Investment Limitation to Total Asset Value (Section 8.8)

	1.	Sum of Lines F1, G1, H1, I1 and J1	$

	2.	Total Asset Value

	3.	Line L1 divided by Line L2

	4.	Line L3 shall not exceed 30% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

M.	Golf Course Capital Expenditures (Section 8.22)

	1.	Aggregate Amount of Capital Expenditures for Golf Courses	$

	2.	Line M1 shall not exceed $250,000

	3.	The Borrower is in compliance (circle yes or no)		yes/no

EXHIBIT A TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A, with a calculation date of             ,        , is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated February 27, 2012, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT B TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit B, with a calculation date of             ,        , is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated February 27, 2012, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

PROPERTY	PROPERTY INCOME	MINUS	PROPERTY EXPENSES (WITHOUT CAP. EX. RESERVE OR MANAGEMENT FEES)	MINUS	ANNUAL CAPITAL EXPENDITURE RESERVE	MINUS	GREATER OF 3% OF RENTS OR ACTUAL MANAGEMENT FEES	EQUALS	PROPERTY NOI
	$	–	$					=	$
	$	–	$					=	$
	$	–	$					=	$
	$	–	$					=	$

TOTAL PROPERTY NOI FOR ALL PROPERTIES:									$

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT C TO THIRD AMENDMENT TO CREDIT AGREEMENT

SCHEDULE I

COMMITMENTS

NAME OF LENDER	REVOLVING CREDIT COMMITMENT
Bank of Montreal	$34,000,000
Wells Fargo Bank, National Association	$23,000,000
Branch Banking and Trust Company	$18,000,000
TOTAL	$75,000,000

EXHIBIT D TO THIRD AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 6.2

SUBSIDIARIES

BLUEBIRD14 HOLDINGS LLC (a limited liability company)

Date of Formation:	February 12, 2013
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co.	100%
Manager:	Michelle A. Dreyer, Independent Manager provided by CT Corporation

BLUEBIRD ARROWHEAD PHOENIX LLC (a limited liability company)

Date of Formation:	January 14, 2013
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co.	100%

NOTE: Also registered with Arizona Secretary of State on January 22, 2013 (File #R181941-6)

BLUEBIRD BWW PHOENIX LLC (a limited liability company)

Date of Formation:	February 12, 2013
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with Arizona Secretary of State on March 6, 2013 (File #R1828989-6)

BLUEBIRD CAPITAL CIRCLE LLC (a limited liability company)

(Name change from Bluebird CVS Tallahassee LLC on March 4, 2013)

Date of Formation:	February 12, 2013
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with Florida Secretary of State on March 4, 2013 (Document #M13000001379)

BLUEBIRD CHASE CHICAGO LLC (a limited liability company)

Date of Formation:	February 12, 2013
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with Illinois Secretary of State on February 28, 2013 (File # 04204662)

BLUEBIRD GERMANTOWN MD LLC (a limited liability company)

Date of Formation:	August 15, 2013
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co.	100%
	(Managing Member)

NOTE: Also registered with Maryland Secretary of State on August 15, 2013 (ID #Z15410525)

2

BLUEBIRD METROWEST ORLANDO LLC (a limited liability company)

Date of Formation:	January 14, 2013
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co.	100%
	(Managing Member)

NOTE: Also registered with Florida Secretary of State on January 16, 2013 (Document #M13000000354)

BLUEBIRD NORTH LA HABRA LLC (a limited liability company)

Date of Formation:	December 17, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%
	(Managing Member)

NOTE: Also registered with California Secretary of State on December 28, 2012 (File #201302910200)

Registered Agent: Registered Agent Solutions Inc.

BLUEBIRD NORTH LOS ALAMITOS LLC (a limited liability company)

Date of Formation:	December 17, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%
	(Managing Member)

NOTE: Also registered with California Secretary of State on December 28, 2012 (File #201302910198)

BLUEBIRD NORTH WALNUT LLC (a limited liability company)

Date of Formation:	December 17, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%
	(Managing Member)

NOTE: Also registered with California Secretary of State on December 28, 2012 (File #201302910202)

BLUEBIRD NORTH YORBA LINDA LLC (a limited liability company)

Date of Formation:	December 17, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%
	(Managing Member)

NOTE: Also registered with California Secretary of State on December 28, 2012 (File #201302910206)

BLUEBIRD RENTON WA LLC (a limited liability company)

Date of Formation:	July 11, 2013
State of Formation:	Delaware
Member:	Indigo Development LLC	100%
	(Managing Member)

NOTE: Also registered with Washington Secretary of State on July 12, 2013 (UBI #603-317-367)

3

BLUEBIRD SOUTH GARDEN GROVE LLC (a limited liability company)

Date of Formation:	November 30, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with California Secretary of State on December 11, 2012 (File #201234710105 )

BLUEBIRD SOUTH LAGUNA LLC (a limited liability company)

Date of Formation:	November 30, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with California Secretary of State on December 11, 2012 (File #201234710112)

BLUEBIRD SOUTH PUERTA REAL MISSION VIEJO LLC (a limited liability company)

Date of Formation:	November 30, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with California Secretary of State on December 11, 2012 (File #201234710114)

BLUEBIRD SOUTH TRABUCO MISSION VIEJO LLC (a limited liability company)

Date of Formation:	November 30, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with California Secretary of State on December 11, 2012 (File #201234710110 )

BLUEBIRD SOUTH WESTMINSTER LLC (a limited liability company)

Date of Formation:	November 30, 2012
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with California Secretary of State on December 11, 2012 (File #201234710102)

BLUEBIRD WAG BOULDER LLC (a limited liability company)

Date of Formation:	February 12, 2013
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with Colorado Secretary of State on February 12, 2013 (File #20131134315)

4

BLUEBIRD WAG PALM BAY LLC (a limited liability company)

Date of Formation:	February 12, 2013
State of Formation:	Delaware
Member:	Bluebird14 Holdings LLC	100%

NOTE: Also registered with Florida Secretary of State on March 4, 2013 (Document #M13000001380)

CTLC GOLDEN ARROW KATY LLC (a limited liability company)

Date of Formation:	March 24, 2014
State of Formation:	Delaware
Member:	CDECRE, LLC (Managing Member)	100%

NOTE: Also registered with Texas Secretary of State on April 25, 2014 (File #01977293)

GOLDEN ARROW DAYTONA ISB LLC (a limited liability company)

Date of Formation:	May 14, 2014
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. (Managing Member)	100%

NOTE: Also registered with Florida Secretary of State on May 21, 2014 (Document #M14000003412)

GOLDEN ARROW GLEN DEVELOPER LLC (a limited liability company)

Date of Formation:	April 8, 2014
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. (Managing Member)	100%

NOTE: Also registered with Arizona Secretary of State on April 18, 2014 (File #8-1919694-0)

GOLDEN ARROW GLENN ATLANTA LLC (a limited liability company)

Date of Formation:	January 14, 2014
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. (Managing Member)	100%

NOTE: Also registered with Georgia Secretary of State on January 16, 2014 (Control #14005292)

GOLDEN ARROW SARASOTA LLC (a limited liability company)

Date of Formation:	May 12, 2014
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. (Managing Member)	100%

NOTE: Also registered with Florida Secretary of State on May 14, 2014 (Document #M14000003296)

5

GOLDEN ARROW WEST LLC (a limited liability company)

Date of Formation:	February 14, 2014
State of Formation:	Delaware
Member:	Consolidated-Tomoka Land Co. (Managing Member)	100%

NOTE: Also registered with Florida Secretary of State on March 13, 2014 (Document #M14000001655)

INDIGO DEVELOPMENT LLC (a limited liability company)

(Name Changed from Indigo Development Inc.)

Date of Formation:	January 13, 2009
State of Formation:	Florida
Member:	Consolidated-Tomoka Land Co (Managing Member)	100%

NOTE: Also registered with the Georgia Secretary of State on November 20, 2007 (Control #07094575).

Registered with Colorado Secretary of State on March 29, 2013 (Document #20121190360).

Registered with Arizona Secretary of State on 09/27/2012 (File #R17927192)

INDIGO GRAND CHAMPIONS ONE LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

INDIGO GRAND CHAMPIONS TWO LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

INDIGO GRAND CHAMPIONS THREE LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

INDIGO GRAND CHAMPIONS FOUR LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

INDIGO GRAND CHAMPIONS FIVE LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

6

INDIGO GRAND CHAMPIONS SIX LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

INDIGO GRAND CHAMPIONS TEN LLC (a limited liability company)

Date of Formation:	July 20, 2010
State of Formation:	Florida
Member:	Palms Del Mar Inc.	100%
	(Managing Member)

INDIGO GROUP INC.

(Name Change from Indigo Development Inc. April 7, 1987)

(Name Change from The Charles Wayne Group Inc. July 23, 1991)

Date of Incorporation:	September 27, 1984
State of Incorporation:	Florida
Authorized Shares:	7,500 common shares @ $1.00 par value
75,000 (increased from 30,000 4/26/85) Series
preferred shares @ $100.00 par value

INDIGO GROUP LTD (a limited partnership)

(Name Change from The Charles Wayne Group Ltd. August 1, 1991)

Date of Formation:	April 30, 1987
State of Formation:	Florida
Partners:
Indigo Group Inc. (Managing General Partner)	1.460%
Palms Del Mar Inc. (Limited Partner)	5.065%
Consolidated-Tomoka Land	93.475%

INDIGO HENRY LLC (a limited liability company)

Date of Formation:	May 24, 2006
State of Formation:	Florida
Member:	Consolidated-Tomoka Land Co.	100%
	(Managing Member)

NOTE: Also registered with the Georgia Secretary of State for State on (Control #07094574)

INDIGO INTERNATIONAL LLC (a limited liability company)

(Name changed from Indigo International Inc.)

Date of Formation:	January 13, 2009
State of Formation:	Florida
Member:	Consolidated-Tomoka Land Co.	100%
	(Managing Member)

7

INDIGO MALLARD CREEK LLC (a limited liability company)

Date of Formation:	March 12, 2008
State of Formation	Florida
Member:	Indigo Development LLC	100%
	(Managing Member)

INDIGO MELBOURNE LLC (a limited liability company)

Date of Formation:	February 24, 2003
State of Formation:	Florida
Member:	Indigo Development LLC	100%
	(Managing Member)

INDIGO SANFORD LLC (a limited liability company)

Date of Formation:	October 17, 2001
State of Formation:	Florida
Member:	Indigo Development LLC	100%
	(Managing Member)

TOMOKA AG INC.

(Name changed from W. Hay Inc., effective July18 2012)

Date of Incorporation:	December 21, 2004
State of Incorporation:	Florida
Authorized Shares:	1,000 common shares, $1.00 par value

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EXHIBIT E TO THIRD AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 6.11

LITIGATION

This Schedule 6.11 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.11 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries. Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature. Headings have been inserted herein for convenience of reference only and shall to no extent have the effect of amending or changing the express description of this Schedule in the Credit Agreement.

On November 21, 2011, the Company, Indigo Mallard Creek LLC and Indigo Development LLC, as owners of the property leased to Harris Teeter, Inc. (“Harris Teeter”) in Charlotte, North Carolina, were served with pleadings filed in the General Court of Justice, Superior Court Division for Mecklenburg County, North Carolina, for a highway condemnation action involving the property. The proposed road modifications would impact access to the Company’s property that is leased to Harris Teeter. The Company does not believe the road modifications provided a basis for Harris Teeter to terminate the Lease. Regardless, in January 30, 2013, NCDOT proposed to redesign the road modifications to keep the all access intersection open for ingress with no change to the planned limitation on egress to the right-in/right-out only. Additionally, NCDOT and the City of Charlotte proposed to build and maintain a new access road/point into the property. Both government entities have confirmed that funding is available and the redesigned project is proceeding. Harris Teeter has expressed satisfaction with the redesigned project and indicated that it will not attempt to terminate its lease if this project is built as currently redesigned. Because the redesigned project will not be completed until 2016, the condemnation case has been placed in administrative closure. As a result, the trial and mediation will not likely be scheduled until requested by the parties, most likely in 2016.

In May 2010, the Company filed a lawsuit in the Circuit Court, Seventh Judicial Circuit, in and for Volusia County, Florida, in order to enforce its approximate $3.8 million claim of lien on real property owned by FM Bayberry Cove Holding, LLC (“FM Bayberry”) for its share of the costs for construction of a road. BB&T was included as a defendant as the current mortgage holder of the property subject to the Company’s lien. BB&T filed a counterclaim asserting that its mortgage is superior to the Company’s claim of lien which the Company denied. BB&T and the Company each filed motions for summary judgment as to the priority of their respective interests in the property which were heard by the court on January 12, 2012. The Circuit Court determined that the Company’s interests were superior to the lien imposed by BB&T and all other interests and a final judgment of foreclosure was subsequently entered. However, all further proceedings in the Circuit Court (including the foreclosure sale) were stayed pending BB&T’s appeal to the Florida District Court of Appeal, Fifth District (the “Appellate Court”), regarding the Circuit Court’s determination in the matter of priority. On October 29, 2013, the Appellate Court ruled in favor of the Company, affirming the Circuit Court’s determination that the Company’s lien against the approximately 600-acre parcel of residential land (lying west of I-95 near the LPGA International development and adjacent to Bayberry Colony) is superior to the lien imposed by BB&T. The judgment has accrued to over $4.6 million, including interest. The Company has not included an accrual related to interest in the consolidated financial statements. At this time, the Appellate Court’s decision is subject to possible motion for rehearing by BB&T. On December 3, 2013, the Circuit Court entered a Second Amended Final Judgment of Foreclosure in Accordance with the Appellate Court’s Mandate, which, among other things, set the date of the Company’s foreclosure sale to occur on January 29, 2014. On January 29, 2014, the Company’s approximately $4.7 million claim for unreimbursed costs and accrued interest was satisfied through the successful foreclosure of approximately 600 acres of land.

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Exhibit F to Third Amendment to Credit Agreement

Schedule 6.12

Tax Returns

At this time, the following Subsidiaries, none of which is a Material Subsidiary, do not intend to pay taxes, assessments, fees and other governmental charges upon Property owned by each such subsidiary:

Indigo Grand Champions One LLC

Indigo Grand Champions Two LLC

Indigo Grand Champions Three LLC

Indigo Grand Champions Four LLC

Indigo Grand Champions Five LLC

Indigo Grand Champions Six LLC

Exhibit G to Third Amendment to Credit Agreement

Schedule 6.17

Environmental Issues

This Schedule 6.17 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.17 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries. Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature. Headings have been inserted herein for convenience of reference only and shall to no extent have the effect of amending or changing the express description of this Schedule in the Credit Agreement.

Property	Address	Description of Environmental Issue

CVS 8374	13550 U.S. Hwy 1 Roseland, FL	Underground storage tanks were removed and a clean closure letter was issued approximately 5/2003.

CVS 4525	550 W. First Street Sanford, FL	Monitoring wells were located on the property but a “No Further Action” letter from the Department of Environmental Protection was issued dated 01/12/2004.

CVS 3483	3550 N. U.S. Hwy 27 Sebring, FL	A prior Phase II identified underground storage tanks on the property that were removed. When the Company acquired this property, it be was believed that the previous owner had achieved site closure. It was recently brought to our attention that the proper

Property	Address	Description of Environmental Issue
CVS 3483 (cont.)		paperwork had not been filed correctly with the State thus closure was not achieved. The Company has since received a Site Rehabilitation Completion Order from the State releasing the Company from any obligation to conduct further site rehabilitation unless there is a subsequent change (as described in the Order) on the site.

Indigo Lakes Resort	Daytona Beach, FL	Indigo Lakes is currently in a State-funded program (PCPP) and has been for several years as result of some contamination originating from maintenance of machinery and equipment at golf course area occurring during the time the Company owned the resort. The program consists of monitoring numerous wells on site locations. Following the latest site review in early 2014, the State continues to require monitoring.

Property	Address	Description of Environmental Issue

Little Lake Grassy	Lake Placid, FL	Little Lake Grassy is a small pond located in an extensive orange grove that was formerly operated by the Company. The contamination originated at a maintenance facility used to work on machinery necessary to maintain an orange grove. The Company has engaged in remedial measures and monitoring at this site and is presently seeking a review of its status with the State of Florida.

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Exhibit H to Third Amendment to Credit Agreement

Schedule 6.23

Maintenance and Condition

This Schedule 6.23 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.23 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries. Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature.

The Borrower owns approximately 10,500 acres of land in Daytona Beach, Volusia County, Florida and the surrounding area for which no formal flood zone determination has been made.

Exhibit I to Third Amendment to Credit Agreement

Schedule 6.26

SIGNIFICANT LEASES

(All Leases including self development)

Property	Tenant	Landlord

1924 International Speedway Blvd.	American Signature #417	Golden Arrow Daytona ISB LLC
Daytona Beach, FL

200 East La Habra	Bank of America (CA8-160)	Bluebird North La Habra LLC
La Habra, CA

200 South Lemon Avenue	Bank of America (CA7-141)	Bluebird North Walnut LLC
Walnut, CA

19601 Yorba Linda Boulevard	Bank of America (CA7-194)	Bluebird North Yorba Linda LLC
Yorba Linda, CA

11262 Los Alamitos Boulevard	Bank of America (CA7-150)	Bluebird North Los Alamitos LLC
Los Alamitos, CA

13952 Brookhurst Street	Bank of America (CA7-147)	Bluebird South Garden Grove LLC
Garden Grove, CA

299 Ocean Avenue	Bank of America (CA6-104)	Bluebird South Laguna LLC
Laguna Beach, CA

27571 Puerta Real Mission Viejo, CA	Bank of America (CA6-173)	Bluebird South Puerta Real Mission Viejo LLC

26821 Trabuco Road Mission Viejo, CA	Bank of America (CA6-158)	Bluebird South Trabuco Mission Viejo LLC

8850 Bolsa Avenue	Bank of America (CA7-199)	Bluebird South Westminster LLC
Westminster, CA

Property	Tenant	Landlord

1900 International Speedway Blvd.	Barnes & Noble Booksellers, Inc.	Indigo Development LLC
Daytona Beach, FL	#2763

17510 N 75th Avenue	PNS Stores, Inc. d/b/a Big Lots	Bluebird Arrowhead Phoenix LLC
Glendale, AZ

20926 Frederick Road	Big Lots Stores, Inc. d/b/a Big Lots	Bluebird Germantown MD LLC
Germantown, MD

2700 West North Lane	Blazin Wings, Inc.	Bluebird BWW Phoenix LLC
Phoenix, AZ	(Buffalo Wild Wings)

4405 S. Hwy. 27	Holiday CVS, L.L.C. (Store #8375)	Indigo Development LLC
Clermont, FL

7970 N. Wickham Rd. Melbourne, FL	Holiday CVS, L.L.C. (Store #5202)	Indigo Melbourne LLC (as to an undivided 58% interest)
Indigo Development LLC (as to an undivided 18% interest)
Consolidated-Tomoka Land Co. (as to an undivided 24% interest)

13550 U.S. Hwy. 1	Holiday CVS, L.L.C. (Store 8374)	Indigo Development LLC
Roseland, FL

4215 9th St. S.W. Vero Beach, FL	Holiday CVS, L.L.C. (Store #7883)	Indigo Development LLC (as to an undivided 78% interest)
Consolidated-Tomoka Land Co. (as to an undivided 22% interest)

4639 W. 1st St. Sanford, FL	Holiday CVS, L.L.C. (Store #5195)	Indigo Sanford LLC (as to an undivided 75% interest)
Indigo Development LLC (as to an undivided 25% interest)\

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550 W. First Street	Holiday CVS, L.L.C. (Store #4525)	Consolidated-Tomoka Land Co.
Sanford, FL

3550 N. U.S. Hwy. 27	Holiday CVS, L.L.C. (Store #3483)	Indigo Development LLC
Sebring, FL

1875 Capital Circle	Holiday CVS, L.L.C. (Store #5025)	Bluebird Capitol Circle LLC
Tallahassee, FL

Property	Tenant	Landlord

4400 N. Central	JPMorgan Chase Bank, N.A.	Bluebird Chase Chicago LLC
Chicago, IL

1871 Jonesboro Rd. McDonough, GA	Dick’s Sporting Goods, Inc.	Consolidated-Tomoka Land Co. (as to an undivided 40.5% interest)
Indigo Development LLC (as to an undivided 28.7% interest)
Indigo Henry LLC (as to an undivided 30.8% interest)

1871 Jonesboro Rd. McDonough, GA	Best Buy Stores, L.P.	Consolidated-Tomoka Land Co. (as to an undivided 40.5% interest)
Indigo Development LLC (as to an undivided 28.7% interest)
Indigo Henry LLC (as to an undivided 30.8% interest)

130 Lowe’s Blvd.	Lowes Home Centers, Inc.	Indigo Development LLC
Lexington, NC

19935 Katy Freeway	Lowes Home Centers, Inc.	CTLC Golden Arrow Katy LLC
Houston (Katy), TX

2201 West W.T. Harris Blvd. Charlotte, NC	Harris Teeter, Inc.	Indigo Development LLC (as to an undivided 42% interest)
Consolidated-Tomoka Land Co. (as to an undivided 37% interest)
Indigo Mallard Creek LLC (as to an undivided 21% interest)

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6355 Metrowest Blvd, Suite 100	Hilton Resorts Corporation	Bluebird Metrowest Orlando LLC
Orlando, FL

1800 Metrocenter Drive, Suite 100	Hilton Resorts Corporation	Bluebird Metrowest Orlando LLC
Orlando, FL

790 Gateway Dr.	RBC Centura Bank	Consolidated-Tomoka Land Co.
Altamonte Springs, FL

4395 Kimball Bridge Rd.	Walgreen Co. (Store #5903)	Indigo Development LLC
Alpharetta, GA

1489 S. Orange Blossom Tr.	Walgreen Co. (Store #7695)	Indigo Development LLC
Apopka, FL

2590 E. Hwy. 50 Clermont, FL	Walgreen Co. (Store 7273)	Indigo Development LLC (as to an undivided 64% interest)
Consolidated-Tomoka Land Co. (as to an undivided 36% interest)

Property	Tenant	Landlord

1160 Malabar Rd., S.E.	Walgreen Co. (Store #4816)	Bluebird WAG Palm Bay LLC
Palm Bay, FL

2870 28th Street	Walgreen Co. (Store #12683)	Bluebird WAG Boulder LLC
Boulder, CO

MASON COMMERCE CENTER (WILLIAMSON BUSINESS CENTER)
1140 (Building 3) Williamson Blvd.
Daytona Beach, FL

Units 1, 2, 3 and 4	Lamar Advertising	Indigo Development LLC

1160 (Building 1) and 1180 (Building 2) Williamson Blvd.
Daytona Beach, FL

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Units 100 and 110, Building 1	Volusia-Flagler Vascular Center, LLC	Indigo Development LLC

Units 150, 160, 170, Building 1	State of Florida Department of Revenue	Indigo Development LLC

Unit 140, Building 1	Walgreen Home Care	Indigo Development LLC

Units 120, 130 Building 1	Walgreen Co.	Indigo Development LLC

Units 110, 120, 130, 140, 150, 160, and 170, Building 2	State of Florida Department of Revenue	Indigo Development LLC

LPGA PCD A LOT 2 (CONCIERGE BUILDING)
1616 Concierge Blvd.
Daytona Beach, FL

Suites A, C, and D, First Floor	Eubank, Hassell & Associates d/b/a	Indigo Development LLC
Hassell, Moorhead & Carrol

Suites F, G and H, Second Floor	Merrell Lynch Pierce Fenner & Smith	Indigo Development LLC

Suite 103, First Floor	KB Home Gold Coast LLC	Indigo Development LLC

Suite 200, Second Floor	Accelerated Claims, Inc.	Indigo Development LLC

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